UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________________________

Date of Report (Date of earliest event reported): August 28, 2018

SMART SAND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37936	45-2809926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd., Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 231-2660
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☒

Explanatory Note
Smart Sand, Inc. is hereby amending its Current Report on Form 8-K as furnished to the Securities and Exchange Commission on August 28, 2018 (the “Original Form 8-K”) to correct typographical errors in the investor presentation furnished as Exhibit 99.1 to the Original Form 8-K. Slide 25 of the presentation has been corrected to reflect total sales volumes for the six months ended June 30, 2018 of 1,561,773 tons rather than 839,000 tons. Slide 27 of the presentation has been corrected to reflect net cash provided by operating activities for the six months ended June 30, 2018 of $18.8 million rather than $19.4 million. Except for the foregoing changes on slides 25 and 27, no other information in the Original Form 8-K is amended hereby. For convenience, we have included in this Form 8-K/A the complete Exhibit 99.1, as amended.
Item 7.01 Regulation FD Disclosure
Representatives of Smart Sand, Inc. (the “Company”) intend to participate in the Simmons European 2018 Energy Conference on Tuesday, August 28, 2018 through Thursday, August 30, 2018 in Scotland to discuss the business and affairs of the Company.  Interested parties will be able to view a copy of the materials to be distributed at the event by visiting the Company’s website at www.smartsand.com under Investors-News and Events-Events Calendar.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	August 2018 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: August 30, 2018	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer